CMA GOVERNMENT
SECURITIES FUND



Semi-Annual Report

September 30, 1997



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This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. The Fund seeks to maintain a consistent $1.00 net asset value per share, although this cannot be assured. An investment in the Fund is neither insured nor guaranteed by the US Government. Statements and other information herein are as dated and are subject to change.



CMA Government Securities Fund
Box 9011
Princeton, NJ 08543-9011                                 #11212 -- 9/97




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Printed on post-consumer recycled paper



DEAR SHAREHOLDER:

For the six-month period ended September 30, 1997, CMA Government
Securities Fund paid shareholders a net annualized dividend of 5.00%.*
As of September 30, 1997, the Fund's 7-day yield was 4.99%.

The average portfolio maturity for CMA Government Securities Fund at September 30, 1997 was 80 days, compared to 68 days at March 31, 1997.

The Environment
During the six-month period ended September 30, 1997, investor perceptions regarding the prospects for the US economy shifted dramatically. Early in the period, investor concerns focused on an overheating economy, increasing inflationary pressures, and the prospect of higher interest rates. However, as the period continued, there was increasing evidence of noninflationary economic growth. Investor confidence was boosted further when the Federal Reserve Board chose to leave monetary policy unchanged at its May, July and August meetings.
This increased confidence was reinforced further in late July by the passage of tax-cut and five-year balanced budget bills. In this environment, we focused the Fund's investments in the one-year sector of the yield curve which represented attractive value versus the 18-month -
- two-year sector.

By late August, the consensus outlook had changed, with forecasts of overheating growth and inflationary expectations. These concerns were reinforced by a large upward revision in second-quarter real gross domestic product growth from an original estimate of 2.2% to 3.6%.
However, in September, this rate of growth was revised downward to 3.3%.
This report set the stage for renewed investor confidence, which was bolstered further by the continued absence of inflationary pressures.
Accordingly, we extended the Fund's average maturity into the mid 70-day range through purchases of one-year Treasury bills which traded even yield to similar maturity Treasury coupons.

Although it was widely anticipated that the Federal Reserve Board would not tighten monetary policy at its September meeting, investors were pleasantly surprised by the release of September employment data in early October, since the US economy added jobs at a slower-than-expected pace during the month. Over the balance of 1997, the determining factor in the investment outlook is likely to be whether or not the US economy continues to follow a pattern of moderate, noninflationary growth.

In Conclusion
We thank you for your interest in CMA Government Securities Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/DONALDO S. BENITO
Donaldo S. Benito
Vice President and Portfolio Manager

October 24, 1997

* Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.



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


CMA Government Securities Fund
Schedule of Investments as of September 30, 1997                                            (in Thousands)

                                               Face           Interest        Maturity           Value
Issue                                         Amount            Rate            Date           (Note 1a)

US Government Obligations* -- 37.5%
US Treasury                                   $13,800           5.52%         5/28/98           $13,329
Bills                                          12,750           5.525         5/28/98            12,315
                                               12,900           5.255         8/20/98            12,296
                                               18,920           5.29          9/17/98            17,962

US Treasury                                    70,175           5.625        10/31/97            70,186
Notes                                          20,000           5.75         10/31/97            20,000
                                               63,500           7.375        11/15/97            63,642
                                               10,000           5.375        11/30/97            10,000
                                               83,150           7.875         1/15/98            83,761
                                               74,770           5.00          1/31/98            74,677
                                              107,350           5.625         1/31/98           107,434
                                              120,580           7.25          2/15/98           121,334
                                               22,400           5.125         2/28/98            22,372
                                               31,560           6.125         3/31/98            31,668
                                               82,875           7.875         4/15/98            83,911
                                               21,235           5.125         4/30/98            21,192
                                               32,500           5.875         4/30/98            32,571
                                              123,190           6.125         5/15/98           123,633
                                               50,520           8.25          7/15/98            51,530
                                                8,500           5.25          7/31/98             8,476
                                               16,500           6.25          7/31/98            16,582
                                                7,750           5.875         8/15/98             7,762
                                               24,900           9.25          8/15/98            25,647
                                               27,900           6.00          9/30/98            27,992
                                               12,600           7.125        10/15/98            12,781
                                               38,600           5.875        10/31/98            38,660
                                               18,300           5.50         11/15/98            18,257
                                               12,900           5.625        11/30/98            12,888
                                               29,900           5.00          1/31/99            29,610
                                               19,800           5.875         1/31/99            19,831
                                               15,100           6.375         4/30/99            15,237
                                                4,250           5.875         7/31/99             4,253
                                                                                            -----------
Total US Government Obligations
(Cost -- $1,210,534)                                                                          1,211,789
                                                                                            ===========


Face                                                                                             Value
Amount                                                     Issue                            (Notes 1a & 1e)

Repurchase Agreements** -- 62.0%
$150,000                           BZW Securities, Inc., purchased on 9/30/97 to yield
                                   6.15% to 10/01/97                                            150,000

150,000                            Daiwa Securities America, Inc., purchased on 9/30/97
                                   to yield 6.10% to 10/01/97                                   150,000

150,000                            First Chicago Capital Markets, Inc., purchased on
                                   9/30/97 to yield 6.10% to 10/01/97                           150,000

100,000                            Fuji Securities Inc., purchased on 9/30/97 to yield
                                   6.15% to 10/01/97                                            100,000

145,000                            Goldman Sachs & Co., purchased on 9/30/97 to yield
                                   6.15% to 10/01/97                                            145,000

150,000                            Greenwich Capital Markets, Inc., purchased on 9/30/97
                                   to yield 6.10% to 10/01/97                                   150,000

125,000                            J.P.  Morgan Securities Inc., purchased on 9/30/97 to
                                   yield 6.00% to 10/01/97                                      125,000

155,000                            Nesbitt Burns Securities, Inc., purchased on 9/30/97 to
                                   yield 6.15% to 10/01/97                                      155,000

155,000                            Nikko Securities Co. International, Inc.,  purchased on
                                   9/30/97 to yield 6.15% to 10/01/97                           155,000

145,000                            Nomura Securities International, Inc., purchased on
                                   9/30/97 to yield 6.15% to 10/01/97                           145,000

152,686                            PaineWebber Inc., purchased on 9/30/97 to yield 6.15%
                                   to 10/01/97                                                  152,686

145,000                            SBC Warburg Inc., purchased on 9/30/97 to yield 6.10%
                                   to 10/01/97                                                  145,000

140,000                            Sanwa Securities USA Co., L.P., purchased on 9/30/97 to
                                   yield 6.05% to 10/01/97                                      140,000

140,000                            UBS Securities LLC, purchased on 9/30/97 to yield 6.06%
                                   to 10/01/97                                                  140,000
                                                                                            -----------

Total Repurchase Agreements
(Cost -- $2,002,686)                                                                          2,002,686
                                                                                            ===========

Total Investments
(Cost -- $3,213,220) -- 99.5%                                                                 3,214,475

Other Assets Less Liabilities -- 0.5%                                                            17,580
                                                                                            -----------
Net Assets -- 100.0%                                                                         $3,232,055
                                                                                            ===========

*  US Treasury Bills are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund. US Treasury Notes bear interest at the rates shown, payable at fixed dates through maturity.
** Repurchase Agreements are fully collateralized by US Government Obligations.

   See Notes to Financial Statements.






CMA Government Securities Fund
Statement of Assets and Liabilities as of September 30, 1997

Assets:
Investments, at value (identified cost -- $3,213,220,390+) (Notes 1a & 1e)                                     $3,214,474,662
Cash                                                                                                                      680
Interest receivable                                                                                                19,614,325
Prepaid registration fees and other assets (Note 1d)                                                                  253,901
                                                                                                              ---------------
Total assets                                                                                                    3,234,343,568
                                                                                                              ---------------

Liabilities:
Payables:
Investment adviser (Note 2)                                                                  $1,172,159
Distributor (Note 2)                                                                            783,857
Beneficial interest redeemed                                                                        945
Dividends to shareholders (Note 1f)                                                                 592             1,957,553
                                                                                        ---------------
Accrued expenses and other liabilities                                                                                331,288
                                                                                                              ---------------
Total liabilities                                                                                                   2,288,841
                                                                                                              ---------------

Net Assets                                                                                                     $3,232,054,727
                                                                                                              ===============

Net Assets Consist of:
Shares of beneficial interest, $0.10 par value, unlimited number of shares
authorized                                                                                                       $323,080,046
Paid-in capital in excess of par                                                                                2,907,720,409
Unrealized appreciation on investments -- net                                                                       1,254,272
                                                                                                              ---------------

Net Assets -- Equivalent to $1.00 per share based on 3,230,800,456 shares of
beneficial interest outstanding                                                                                $3,232,054,727
                                                                                                              ===============

+ Cost for Federal income tax purposes. As of September 30, 1997, net unrealized appreciation for Federal income tax purposes amounted to $1,254,272, of which $1,258,908 related to appreciated securities and $4,636 related to depreciated securities.

  See Notes to Financial Statements.





CMA Government Securities Fund
Statement of Operations for the Six Months Ended September 30, 1997

Investment Income (Note 1c):
Interest and amortization of premium and discount earned                                                          $92,397,449

Expenses:
Investment advisory fees (Note 2)                                                            $6,673,302
Distribution fees (Note 2)                                                                    1,989,822
Transfer agent fees (Note 2)                                                                    283,913
Accounting services (Note 2)                                                                    119,936
Registration fees (Note 1d)                                                                     119,726
Custodian fees                                                                                  111,031
Professional fees                                                                                36,154
Printing and shareholder reports                                                                 23,130
Trustees' fees and expenses                                                                      19,673
Other                                                                                            20,751
                                                                                        ---------------
Total expenses                                                                                                      9,397,438
                                                                                                              ---------------

Investment income -- net                                                                                           83,000,011
Realized Gain on Investments -- Net (Note 1c)                                                                         159,700
Change in Unrealized Depreciation on Investments -- Net                                                             2,943,275
                                                                                                              ---------------
Net Increase in Net Assets Resulting from Operations                                                              $86,102,986
                                                                                                              ===============

See Notes to Financial Statements.






CMA Government Securities Fund
Statements of Changes in Net Assets

                                                                                          For the Six               For the
                                                                                          Months Ended             Year Ended
Increase (Decrease) in Net Assets:                                                       Sept. 30, 1997          March 31, 1997

Operations:
Investment income -- net                                                                  $83,000,011            $161,841,782
Realized gain on investments -- net                                                           159,700                 116,775
Change in unrealized depreciation on investments -- net                                     2,943,275              (1,388,661)
                                                                                      ---------------         ---------------
Net increase in net assets resulting from operations                                       86,102,986             160,569,896
                                                                                      ---------------         ---------------

Dividends & Distributions to Shareholders (Note 1f):
Investment income -- net                                                                  (83,000,011)           (161,841,782)
Realized gain on investments -- net                                                          (159,700)               (116,775)
                                                                                      ---------------         ---------------
Net decrease in net assets resulting from dividends and distributions
to shareholders                                                                           (83,159,711)           (161,958,557)
                                                                                      ---------------         ---------------

Beneficial Interest Transactions (Note 3):
Net proceeds from sale of shares                                                        7,219,971,462          13,617,455,013
Net asset value of shares issued to shareholders in reinvestment of dividends
and distributions (Note 1f)                                                                83,083,028             161,803,882
                                                                                      ---------------         ---------------
                                                                                        7,303,054,490          13,779,258,895

Cost of shares redeemed                                                                (7,497,411,336)        (13,700,005,200)
                                                                                      ---------------         ---------------
Net increase (decrease) in net assets derived from beneficial interest
transactions                                                                             (194,356,846)             79,253,695
                                                                                      ---------------         ---------------

Net Assets:
Total increase (decrease) in net assets                                                  (191,413,571)             77,865,034
Beginning of period                                                                     3,423,468,298           3,345,603,264
                                                                                      ---------------         ---------------
End of period                                                                          $3,232,054,727          $3,423,468,298
                                                                                      ===============         ===============

See Notes to Financial Statements.






CMA Government Securities Fund
Financial Highlights

The following per share data and ratios have been derived       For the Six
from information provided in the financial statements.          Months Ended               For the Year Ended March 31,
                                                               Sept. 30, 1997       1997         1996        1995          1994
Increase (Decrease) in Net Asset Value:

Net asset value, beginning of period                                  $1.00         $1.00        $1.00        $1.00        $1.00
                                                                -----------   -----------  -----------  -----------  -----------
Investment income -- net                                              .0250         .0477        .0521        .0419        .0271
Realized and unrealized gain (loss) on
investments -- net                                                    .0009        (.0004)       .0002        .0008       (.0013)
                                                                -----------   -----------  -----------  -----------  -----------
Total from investment operations                                      .0259         .0473        .0523        .0427        .0258
                                                                -----------   -----------  -----------  -----------  -----------
Less dividends and distributions:
Investment income -- net                                             (.0250)       (.0477)      (.0521)      (.0419)      (.0271)
Realized gain on investments -- net                                      --+           --+      (.0003)      (.0002)      (.0004)
                                                                -----------   -----------  -----------  -----------  -----------
Total dividends and distributions                                    (.0250)       (.0477)      (.0524)      (.0421)      (.0275)
                                                                -----------   -----------  -----------  -----------  -----------
Net asset value, end of period                                        $1.00         $1.00        $1.00        $1.00        $1.00
                                                                ===========   ===========  ===========  ===========  ===========

Total Investment Return                                                5.00%*        4.96%        5.37%        4.30%        2.79%
                                                                ===========   ===========  ===========  ===========  ===========

Ratios to Average Net Assets:
Expenses                                                                .57%*         .56%         .57%         .58%         .56%
                                                                ===========   ===========  ===========  ===========  ===========

Investment income and realized gain on
investments -- net                                                     5.00%*        4.81%        5.25%        4.18%        2.75%
                                                                ===========   ===========  ===========  ===========  ===========

Supplemental Data:
Net assets, end of period (in thousands)                         $3,232,055    $3,423,468   $3,345,603   $3,132,803   $3,563,595
                                                                ===========   ===========  ===========  ===========  ===========

*  Annualized.
+  Amount is less than $.0001 per share.

   See Notes to Financial Statements.




CMA Government Securities Fund
NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
CMA Government Securities Fund (the "Fund") is registered under the Investment Company Act of 1940 as a no load, diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Investments maturing more than sixty days after the valuation date are valued at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. When securities are valued with sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Investments maturing within sixty days from their date of acquisition are valued at amortized cost, which approximates market value. Assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund.

(b) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(e) Repurchase agreements -- The Fund invests in US Government securities pursuant to repurchase agreements with a member bank of the Federal Reserve System or a primary dealer in US Government securities. Under such agreements, the bank or primary dealer agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities daily and, if necessary, receives additional securities to ensure that the contract is fully collateralized.

(f) Dividends and distributions to shareholders -- The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and back-up withholding tax withheld) in additional fund shares at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gain or loss on investments.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: 0.50% of the Fund's average daily net assets not exceeding $500 million; 0.425% of the average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.375% of the average daily net assets in excess of $1 billion.

The Fund has adopted a Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, pursuant to which Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of 0.125% of average daily net assets of the Fund for shareholders who maintain their accounts through MLPF&S. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLFDS, and/or ML & Co.

3. Transactions in Shares of
Beneficial Interest:
The number of shares purchased and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

Officers and Trustees
Arthur Zeikel -- President and Trustee
Ronald W. Forbes -- Trustee
Cynthia A. Montgomery -- Trustee
Charles C. Reilly -- Trustee
Kevin A. Ryan -- Trustee
Richard R. West -- Trustee
Terry K. Glenn -- Executive Vice President
Joseph T. Monagle Jr. -- Senior Vice President
Donaldo S. Benito -- Vice President
Donald C. Burke -- Vice President
Kevin J. McKenna -- Vice President
Gerald M. Richard -- Treasurer
Robert Harris -- Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 1713
Boston, MA 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210*



* For inquiries regarding your CMA account, call (800) CMA-INFO [(800)
  262-4636].